Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the accompanying Quarterly Report of USA Technologies, Inc., (the “Company”) on Form 10‑Q/A for the period ended September 30, 2018 (the “Report”), I, Glen E. Goold, Interim Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2019	/s/ Glen E. Goold
Glen E. Goold
Interim Chief Financial Officer